Exhibit 99.06

SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE, dated as of September 1, 2004 (this “Supplemental Indenture”), between AT&T Wireless Services, Inc., a Delaware corporation (the “Company”), and U.S. Bank National Association, a national banking association organized under the laws of the United States, as Trustee (the “Trustee”).

RECITALS

     Whereas, the Company and the Trustee have heretofore executed and delivered the Indenture, dated as of April 11, 2002, pursuant to which the Company has issued its 6.875% Senior Notes due April 18, 2005 (the “2005 Notes”), its 7.500% Senior Notes due May 1, 2007 (the “2007 Notes”) and its 8.125% Senior Notes due May 1, 2012 (the “2012 Notes”), and which provides for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtedness (together with the 2005 Notes, the 2007 Notes and the 2012 Notes, the “Securities”) to be issued in one or more series as provided in the Indenture;

     Whereas, the Company desires to amend certain provisions of the Indenture as hereinafter set forth;

     Whereas, Section 8.2 of the Indenture provides that the Company and the Trustee may enter into a Supplemental Indenture with the written consent of the holders of a majority in aggregate principal amount of the outstanding Securities of each series adversely affected by such supplemental indenture; and

     Whereas, all things necessary to make this Supplemental Indenture a valid, binding and legal agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done and the execution and delivery of this Supplemental Indenture have in all respects been duly authorized by the Company.

     Now, therefore, this Supplemental Indenture witnesseth:

     For and in consideration of the premises, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company and the Trustee hereby agree, as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.

     For all purposes of this Supplemental Indenture, except as otherwise stated herein, capitalized terms used herein but not otherwise defined in this Supplemental Indenture shall have the respective meanings assigned to them in the Indenture. Each reference to “herein”, “hereof” and “hereunder” and other words of similar import contained in the Indenture shall, after this Supplemental Indenture becomes effective, refer to the Indenture as supplemented hereby.

ARTICLE II
AMENDMENTS

Section 2.1. Amendment of Section 1.1 of the Indenture.

     (a) The following additions are hereby made to Section 1.1 of the Indenture:

     “ “Co-Obligor” means any corporation that shall have fully, unconditionally and irrevocably assumed and agreed to perform and discharge, or guaranteed the performance and discharge of, jointly and severally with the Company and any other Co-Obligor of the Securities, the obligation to duly and punctually pay the principal of, and premium, if any, and interest on, the Securities of each series of Securities in accordance with the terms of the Securities of such series and this Indenture.”

     “ “Merger” means the merger of Links I Corporation with the Company, pursuant to the Merger Agreement.”

     “ “Merger Agreement” means the Agreement and Plan of Merger, dated February 17, 2004, by and among the Company, Cingular Wireless Corporation, Cingular Wireless LLC and Links I Corporation, and, solely with respect to Sections 5.3, 6.1(b), 6.5(b) and Article IX of the Merger Agreement, SBC Communications Inc. and BellSouth Corporation, as the same may be amended.”

     (b) The definition of “corporation” is hereby amended by deleting it and restating it in its entirety as the following:

     “ “corporation” includes corporations, associations, companies and business trusts and, from and after the Merger, limited liability companies, partnerships, limited partnerships and limited liability partnerships.”

Section 2.2. Amendment of Section 7.2 of the Indenture. Section 7.2 of the Indenture is hereby modified by inserting the following after the last sentence of the Section:

     “From and after the Merger, nothing contained in this Indenture or in any of the Securities shall prevent the Company or any Co-Obligor of the Securities, or any of their respective successors, from converting under applicable law from any type of corporation under the existing laws of any State of the United States to any other type of corporation under the existing laws of any State of the United States and in no event will such a conversion be deemed to be a consolidation or merger or a sale or conveyance, transfer or other disposition of all or substantially all of its assets to any person, firm or corporation for purposes of Section 7.1.”

Section 2.3. Amendment of Section 9.4 of the Indenture. Section 9.4 of the Indenture is hereby deleted in its entirety and new Section 9.4 in lieu thereof is hereby added as follows:

“SECTION 9.4 CORPORATE EXISTENCE

     Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises or, from and after the Merger, its existence as any other form of corporation; provided that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to operate its business or to fulfill its obligations hereunder.”

Section 2.4. Amendment of Section 9.7 of the Indenture. Section 9.7 of the Indenture is hereby modified by inserting the following after the last sentence of the Section:

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     “Notwithstanding anything to the contrary contained herein, from and after the Merger, any Co-Obligor of the Securities may, in lieu of the Company’s obligations hereunder, furnish the reports, information and documents required to be furnished by the Company pursuant to this Section 9.7 to the same extent as would be permitted by the rules of the Commission for issuers that are required to file reports with the Commission.”

ARTICLE III
MISCELLANEOUS

Section 3.1. Effectiveness; Termination.

     The amendments to the Indenture set forth in Article II of this Supplemental Indenture shall only become effective upon the execution and delivery of this Supplemental Indenture by the Company and the Trustee.

Section 3.2. Confirmation of Indenture.

     As amended and modified by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3.3. Governing Law.

     This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the said State without giving effect to the principles of conflict of laws thereof.

Section 3.4. Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but counterparts shall together constitute but one instrument.

Section 3.5. Successors and Assigns

     All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 3.6. Conflicts

     In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall prevail.

     In Witness Whereof, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the day and year first above written.

AT&T WIRELESS SERVICES, INC., as Issuer

By	/s/ Errol Harris
Name: Errol Harris
Title: Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By	/s/ Frank P. Leslie III
Name: Frank P. Leslie III
Title: Vice President

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